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           NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

    NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                  INVESTING IN

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

      SUPPLEMENT DATED FEBRUARY 1, 2002 TO PROSPECTUS DATED JUNE 11, 2001

     This supplement provides information that you should know before you invest in the policies. You should read this information carefully and retain it for future reference. This supplement is not valid unless it is accompanied by a current prospectus for the policies. The terms we use in this supplement have the same meanings as in the prospectus for the policies.

     The purpose of this supplement is to add an Appendix that lists the significant state variations that apply to the NYLIAC Pinnacle Variable Universal Life Insurance Policies (VUL) and NYLIAC Pinnacle Survivorship Variable Universal Life Insurance Policies (SVUL). You should review this list to determine whether any of these variations apply to your policy.

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The attached Appendix A is added following the Financial Statements.

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

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                                   APPENDIX A

The following lists by jurisdiction any variations to the statements made in the prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies.

CALIFORNIA

- Free Look--If you cancel your policy within twenty days after delivery a refund will be made within thirty days. We will pay you your policy's Cash Value on the date you return the policy, plus the charges that were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-  Suicide--The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

- Exchange Privilege--All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

- Free Look--You have until the later of twenty days from the date you receive your policy, or forty-five days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first twenty days after you receive your policy to the General Account. After this twenty day period, we will allocate your net premiums according to your instructions.

FLORIDA

- Life Insurance Benefits--In the event that the insured (under VUL) or last surviving insured (under SVUL) dies during the policy month following a Monthly Deduction Day on which the Cash Surrender Value of the policy was less than the monthly deduction charges deducted for that month, we will reduce the life insurance proceeds by the difference between the monthly deduction charges and the Cash Surrender Value as calculated on that prior Monthly Deduction Day.

- Termination--If your policy's Cash Surrender Value on any Monthly Deduction Day is less than or equal to zero, and the policy's No-Lapse Guarantee is not in effect, your policy will enter the late period.

- Late Period--The late period is the thirty-one days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is less than or equal to zero and the policy's No-Lapse Guarantee is not in effect. We will mail a notice to the policyowner (and any known assignee) at least thirty days before the end of the late period stating the amount of premium needed to cover any overdue charges. If the late period expires without sufficient payment, then we will terminate your policy without any benefits.

   However, you do have the opportunity to change your insurance to paid-up life insurance, which will be payable to the Beneficiary upon receipt of proof of death of the insured (under VUL) or surviving insured (under SVUL). No more premiums may be paid, the Life Insurance Benefit Option selected under the policy will no longer apply, and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. Your signed notice must be received before the end of the late period. See your policy for details regarding this option.

- Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

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ILLINOIS

- No Lapse Guarantee--The No Lapse Guarantee benefit is known as the Coverage Protection Benefit.

INDIANA

- Free Look--You may return the policy to any of our registered representatives.

-  Premiums--Premiums are payable to any of our registered representatives.

- Policy Proceeds--Policy Proceeds will be paid within two months of receipt of proof of death.

- Alternative Cash Surrender Value--The Alternative Cash Surrender Value (ACSV) is not available.

KANSAS

-  Premiums--Premiums are payable to any of our registered representatives.

LOUISIANA

- Late Period--We will mail a notice to the policyowner (and any known assignee) at least 62 days before the end of the late period.

MASSACHUSETTS

- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account.

- Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

-  No Lapse Guarantee--The No Lapse Guarantee benefit is not available.

-  Living Benefits Rider--The Living Benefits Rider is not available.

MICHIGAN

- Living Benefits Rider--You may exercise the benefit under this rider if the insured (VUL) or last surviving insured (SVUL) has a life expectancy of six months or less.

MISSOURI

- Free Look--If you cancel your policy within twenty days after delivery a refund will be made equal to the premium payments you have made less any loans and partial withdrawals you have taken.

- Suicide--If the death of the insured (VUL) or last surviving insured (SVUL) is a result of suicide within two years of the Issue Date, we will pay the limited Life Insurance Benefit only if we can show the Insured intended to commit suicide when the policy was applied for. Otherwise, we will pay the full Life Insurance Benefit.

MONTANA

- Policy Proceeds--Policy Proceeds will be paid within sixty days of receipt of proof of death. If settlement is made after the first thirty days of receipt of proof of death, it will bear interest at a rate prescribed by Montana Law from the thirtieth day until a settlement is made.

NEBRASKA

- Late Period--We will mail a notice to the policyowner (and any known assignee) at least 61 days before the end of the late period.

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NEW HAMPSHIRE

-  Premiums--Premiums are payable to any of our registered representatives.

NEW YORK

- Changing the Face Amount of Your Policy--You are allowed to increase your policy's Face Amount only once each Policy Year. You are allowed to decrease you policy's Face Amount only once each Policy Year.

- Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

- Transfers Between Investment Divisions and/or the Fixed Account--We may impose a charge up to $25 per transfer for each transfer after the first twelve in any Policy Year.

- Free Look--You have ten days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten-day period, we will allocate your net premiums according to your instructions.

- The Separate Account--If there is a change in the investment strategy of any Investment Division, you have the option of converting the policy, without evidence of insurability, within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. The policy will be converted to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

- Policy Split Option--In addition to divorce and certain tax law changes, the policy may be split for any other reason, provided we agree. The Life Insurance Benefit option for each new policy will be the option in effect on the date when you split the policy.

- Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

- Life Extension Benefit Rider--The Life Extension Benefit Rider is not available.

- Spouse's Paid-up Insurance Purchase Option Rider--The Spouse's Paid-up Insurance Purchase Option Rider is not available.

- Supplementary Term Rider--This rider will end on the policy anniversary on which the insured is age 80 (under VUL) or the younger insured is or would have been age 70 (under SVUL).

OKLAHOMA

- Free Look--If a refund is not made within thirty days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

-  Premiums--Premiums are payable to any of our registered representatives.

PENNSYLVANIA

- Changing Your Life Insurance Benefit Option--A Life Insurance Benefit option change cannot be made if it will decrease the policy Face Amount below the minimum Face Amount for the policy.

- Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

- Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to the policyowner (and any known assignee).

- Cash Value--The Cash Value of this policy on the Issue Date is equal to the initial premium paid for the policy, less the deductions from premiums.

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-  Misstatement of Age or Sex--If the policy application misstates any insured's age or sex, we will adjust the Life Insurance Benefit and the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date(s)of birth and/or correct sex. We will not adjust the Cash Value or the Cash Surrender Value.

- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

TEXAS

- Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

- Reinstatement Option--From the date of reinstatement new incontestability and suicide exclusion periods will apply with regard to all statements and representations made in the reinstatement application only.

- Cash Surrender Value--If you request a full surrender of the policy within thirty days after a policy anniversary, the value in the Fixed Account for purposes of calculating the Cash Surrender Value will not be less than the value that was in the Fixed Account on such anniversary.

- Guaranteed Minimum Death Benefit Rider--The Guaranteed Minimum Death Benefit Rider is not available.

UTAH

- Changing the Face Amount of Your Policy--You are allowed to decrease your policy's Face Amount only once each Policy Year.

VERMONT

- Loans--The loan value of the policy will never be less than 75% of the policy's Cash Surrender Value.

WEST VIRGINIA

- Loans--We reserve the right to defer the payment of any loan, surrender proceeds, or life insurance proceeds based on funds allocated to the Fixed Account for up to thirty days from the date we receive your request.

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